This Statement on Form 3 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Power Opportunities Fund IV (Delaware)
Holdings, L.P.

Date of Event Requiring Statement: January 26, 2021

Issuer Name and Ticker or Trading Symbol: SHLS

Oaktree Power Opportunities Fund IV, L.P.

By:    Oaktree Power Opportunities Fund IV GP, L.P.
Its:   General Partner

By:    Oaktree Fund GP, LLC
Its:   General Partner

By:    Oaktree Fund GP I, L.P.
Its:   Managing Member

By:    /s/ Henry Orren
       --------------------------------
Name:  Henry Orren
Title: Authorized Signatory

Oaktree Power Opportunities Fund IV (Parallel), L.P.

By:    Oaktree Power Opportunities Fund IV GP, L.P.
Its:   General Partner

By:    Oaktree Fund GP, LLC
Its:   General Partner

By:    Oaktree Fund GP I, L.P.
Its:   Managing Member

By:    /s/ Henry Orren
       --------------------------------
Name:  Henry Orren
Title: Authorized Signatory

Oaktree Fund GP, LLC

By:    Oaktree Fund GP I, L.P.
Its:   Managing Member

By:    /s/ Henry Orren
       --------------------------------
Name:  Henry Orren
Title: Authorized Signatory

Oaktree Capital Management, L.P.

By:    /s/ Henry Orren
       --------------------------------
Name:  Henry Orren
Title: Vice President

Oaktree Capital Group, LLC

By:    /s/ Henry Orren
       --------------------------------
Name:  Henry Orren
Title: Vice President

Atlas OCM Holdings, LLC

By:    /s/ Henry Orren
       --------------------------------
Name:  Henry Orren
Title: Vice President

Brookfield Asset Management Inc.

By:    /s/ Jessica Diab
       --------------------------------
Name:  Jessica Diab
Title: Vice President - Legal & Regulatory

Partners Limited

By:    /s/ Brian Lawson
       --------------------------------
Name:  Brian Lawson
Title: President

Oaktree Capital Group Holdings, L.P.

By:    Oaktree Capital Group Holding GP, LLC
Its:   General Partner

By:    /s/ Henry Orren
       --------------------------------
Name:  Henry Orren
Title: Vice President